UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 14, 2015

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On April 14, 2015, Dick's Sporting Goods, Inc. (the "Company") issued a press release updating its 2017 financial targets, reiterating first quarter and full year 2015 guidance and certain other information. A copy of the press release is furnished herewith as Exhibit 99.1 to this Form 8-K.

The information in this report (including Exhibit 99.1) is furnished, and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

The following exhibit is being furnished pursuant to Item 601 of Regulation S-K and General Instruction B.2. to this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated April 14, 2015 by Dick's Sporting Goods, Inc. furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: April 14, 2015	By:	/s/ ANDRÉ J. HAWAUX
	Name:	André J. Hawaux
	Title:	Executive Vice President - Chief Operating Officer / Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 14, 2015 by Dick's Sporting Goods, Inc. furnished herewith